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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): October 15, 2002

                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                 1-5721                                  13-2615557
        (Commission File Number)            (I.R.S. Employer Identification No.)

  315 PARK AVENUE SOUTH, NEW YORK, N.Y.                    10010
(Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 460-1900
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

                  On October 15, 2002, Leucadia National Corporation ("Leucadia"), through its subsidiaries ("Beneficial Owners"), acquired an aggregate of 22,000,000 shares of common stock, $0.01 par value per share (the "Shares") of WilTel Communications Group, Inc., a Nevada corporation ("WilTel"), pursuant to the terms of the Second Amended and Restated Joint Plan of Reorganization of Williams Communications Group, Inc. ("WCG") and CG Austria Inc., dated August 12, 2002 (as amended and supplemented, the "Plan") filed by WCG and CG Austria, Inc. with the United States Bankruptcy Court for the Southern District of New York (the "Court").

                  Pursuant to a Purchase and Sale Agreement, dated as of July 26, 2002 between Leucadia and The Williams Companies, Inc. ("TWC") (as amended on October 15, 2002, the "Purchase Agreement"), the Beneficial Owners acquired certain claims against WCG (the "TWC Assigned Claims") for a purchase price of $180,000,000 by delivering into escrow pursuant to the Escrow Agreement, dated as of October 15, 2002, among WilTel, Leucadia, TWC and the Bank of New York, as Escrow Agent (the "Escrow Agreement"), a letter of credit issued by Fleet Bank (the "TWC Letter of Credit"). A total of 11,775,000 Shares were issued to Leucadia for the benefit of LUK Acquisition I, LLC, a Delaware limited liability company and wholly owned subsidiary of Leucadia ("LUK I"), in satisfaction of the TWC Assigned Claims in accordance with the Plan.

                  Pursuant to an Investment Agreement, dated as of July 26, 2002 by and among Leucadia, WCG and Williams Communications, LLC (as amended on September 16, 2002 and October 15, 2002, the "Investment Agreement"), the Beneficial Owners purchased 10,225,000 Shares for a purchase price of approximately $150,000,000 by paying WilTel $1,000 and delivering into escrow pursuant to the Escrow Agreement, a letter of credit issued by JPMorgan Chase Bank (the "WilTel Letter of Credit"). A total of 10,225,000 Shares were received by LUK Acquisition II, LLC, a Delaware limited liability company and wholly owned subsidiary of Leucadia ("LUK II"), in accordance with the Plan.

                  Prior to the satisfaction of the conditions contained in the Escrow Agreement for the release of the purchase price to TWC and WilTel, Leucadia will not account for this transaction as an acquisition. Upon satisfaction of the conditions contained in the Escrow Agreement for the release of the purchase price to TWC and WilTel, Leucadia will account for this investment under the equity method of accounting.

                  The Plan, Purchase Agreement, Investment Agreement and Escrow Agreement, which are filed as Exhibits to this Form 8-K, are incorporated herein by reference.

                  Leucadia used its working capital to fund LUK I and LUK II, which in turn used the capital contributed by Leucadia to obtain the TWC Letter of Credit and the WilTel Letter of Credit, respectively, for delivery to the Escrow Agent. In order to obtain the TWC Letter of Credit, LUK I entered into a pledge agreement with Fleet Bank pursuant to which LUK I granted a security interest in, and pledged certain assets to, Fleet Bank. In order to obtain the WilTel Letter of Credit, LUK II entered into a collateral agreement with JPMorgan Chase Bank pursuant


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to which LUK II granted JPMorgan a security interest in a custody account maintained at JPMorgan Chase Bank in the name of LUK II.

                  On October 16, 2002 WCG issued a press release announcing its emergence from Chapter 11 Reorganization proceedings. A copy of the press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired

                  To be filed by amendment within 60 days after the date that the initial report on Form 8-K reporting the release of the purchase price from escrow must be filed.

         (b)      Pro Forma Financial Information

                  To be filed by amendment within 60 days after the date that the initial report on Form 8-K reporting the release of the purchase price from escrow must be filed.

         (c)      Exhibits.

2.1 Second Amended and Restated Joint Plan of Reorganization of Williams Communications Group, Inc. and CG Austria Inc., dated August 12, 2002, incorporated herein by reference to Exhibit A to Exhibit 99.2 to WCG's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on August 23, 2002.

2.2 Investment Agreement, dated as of July 26, 2002 by and among Leucadia, WCG and Williams Communications, LLC, incorporated herein by reference to Exhibit 99.4 to WCG's Current Report on Form 8-K filed with the SEC on July 31, 2002.

2.3 Amendment Number 1, dated September 30, 2002, to the Investment Agreement, dated as of July 26, 2002 by and among Leucadia, WCG and Williams Communications, LLC, incorporated herein by reference to
         Exhibit 99.4 to WilTel's Current Report on Form 8-K filed with the SEC on October 24, 2002.

2.4 Amendment Number 2, dated October 15, 2002, to the Investment Agreement, dated as of July 26, 2002, as amended on September 30, 2002, by and among Leucadia, WCG and Williams Communications, LLC, incorporated herein by reference to Exhibit 99.5 to WilTel's Current Report on Form 8-K filed with the SEC on October 24, 2002.

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2.5      Purchase and Sale Agreement, dated as of July 26, 2002 between Leucadia and TWC, incorporated herein by reference to Exhibit 99.5 to WCG's Current Report on Form 8-K filed with the SEC on July 31, 2002.

2.6 Amendment Number 1, dated October 15, 2002, to the Purchase and Sale Agreement, dated as of July 26, 2002 by and among Leucadia and TWC, incorporated herein by reference to Exhibit 99.2 to WilTel's Current Report on Form 8-K filed with the SEC on October 24, 2002.

2.7 Escrow Agreement, dated as of October 15, 2002, by and among Leucadia, TWC, WilTel and The Bank of New York, as Escrow Agent, incorporated herein by reference to Exhibit 99.3 to the WilTel's Current Report on Form 8-K filed with the SEC on October 24, 2002.

99.1 Press release of Williams Communications Group, Inc. dated October 16, 2002, incorporated herein by reference to Exhibit 99.1 to WilTel's Current Report on Form 8-K filed with the SEC on October 16, 2002.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LEUCADIA NATIONAL CORPORATION


                               By: /s/ Joseph A. Orlando
                                   ---------------------------------------------
                               Name:   Joseph A. Orlando

                               Title: Vice President and Chief Financial Officer

Date:  October 24, 2002



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                                  EXHIBIT INDEX

2.1 Second Amended and Restated Joint Plan of Reorganization of Williams Communications Group, Inc. and CG Austria Inc., dated August 12, 2002, incorporated herein by reference to Exhibit A to Exhibit 99.2 to WCG's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on August 23, 2002.

2.2 Investment Agreement, dated as of July 26, 2002 by and among Leucadia, WCG and Williams Communications, LLC, incorporated herein by reference to Exhibit 99.4 to WCG's Current Report on Form 8-K filed with the SEC on July 31, 2002.

2.3 Amendment Number 1, dated September 30, 2002, to the Investment Agreement, dated as of July 26, 2002 by and among Leucadia, WCG and Williams Communications, LLC, incorporated herein by reference to
         Exhibit 99.4 to WilTel's Current Report on Form 8-K filed with the SEC on October 24, 2002.

2.4 Amendment Number 2, dated October 15, 2002, to the Investment Agreement, dated as of July 26, 2002, as amended on September 30, 2002, by and among Leucadia, WCG and Williams Communications, LLC, incorporated herein by reference to Exhibit 99.5 to WilTel's Current Report on Form 8-K filed with the SEC on October 24, 2002.

2.5 Purchase and Sale Agreement, dated as of July 26, 2002 between Leucadia and TWC, incorporated herein by reference to Exhibit 99.5 to WCG's Current Report on Form 8-K filed with the SEC on July 31, 2002.

2.6 Amendment Number 1, dated October 15, 2002, to the Purchase and Sale Agreement, dated as of July 26, 2002 by and among Leucadia and TWC, incorporated herein by reference to Exhibit 99.2 to WilTel's Current Report on Form 8-K filed with the SEC on October 24, 2002.

2.7 Escrow Agreement, dated as of October 15, 2002, by and among Leucadia, TWC, WilTel and The Bank of New York, as Escrow Agent, incorporated herein by reference to Exhibit 99.3 to the WilTel's Current Report on Form 8-K filed with the SEC on October 24, 2002.
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99.1     Press release of Williams Communications Group, Inc. dated October 16,
         2002, incorporated herein by reference to Exhibit 99.1 to WilTel's Current Report on Form 8-K filed with the SEC on October 16, 2002.